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                           MFS WORLD GOVERNMENTS FUND

                      Supplement to the Current Prospectus


The third and fourth sentences, respectively, under the caption "Management of the Fund - Investment Adviser" on page 13 of the Prospectus have been deleted and replaced in their entirety by the following sentences: "Richard O. Hawkins, a Senior Vice President of the Adviser, is the Fund's portfolio manager. Mr. Hawkins has been employed as a portfolio manager by the Adviser since 1988 and has been the Fund's portfolio manager since January 1, 1996."

                The date of this Supplement is January 1, 1996.